Exhibit 10.1

AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT is dated as of August 21, 2013 and is by and between Baltic Trading Limited, a Marshall Islands corporation (the “Company”), and Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Manager”) and is entered into pursuant to Section 2.8 of the Management Agreement between the Company and the Manager dated as of March 15, 2010 (the “Agreement”) solely for purposes of updating Schedule A to the Agreement.

Schedule A to the Agreement is hereby amended and restated in its entirety as follows:

SCHEDULE A
VESSELS
(As of August 21, 2013)

                          This Schedule may be updated from time to time by the parties in accordance with Section 2.8.

Vessel	Capacity (dwt)	Built	Current Employment	Current Charterer	Expiration of Charter	Flag
Capesize
Baltic Bear	177,717	2010	Spot market-related time charter	Swissmarine Services S.A.	February 2015	Marshall Islands
Baltic Wolf	177,752	2010	Spot market-related time charter	Cargill International S.A.	May 2014	Marshall Islands
Supramax
Baltic Leopard	53,447	2009	Spot market-related time charter	Resource Marine PTE Ltd. (part of the Macquarie group of companies)	February 2014	Marshall Islands
Baltic Panther	53,351	2009	Spot pool	Bulkhandling Handymax A/S Pool	May 2014	Marshall Islands
Baltic Cougar	53,432	2009	Spot pool	Bulkhandling Handymax A/S Pool	May 2014	Marshall Islands
Baltic Jaguar	53,474	2009	Spot market-related time charter	Resource Marine PTE Ltd. (part of the Macquarie group of companies)	April 2014	Marshall Islands
Handysize
Baltic Wind	34,409	2009	Spot market-related time charter	Cargill International S.A.	September 2013	Marshall Islands
Baltic Cove	34,403	2010	Spot market-related time charter	Cargill International S.A.	February 2014	Marshall Islands

Baltic Breeze	34,386	2010	Spot market-related time charter	Cargill International S.A.	July 2014	Marshall Islands
Baltic Fox(1)	31,883	2010	Spot pool	Clipper Logger Pool(2)	September 2015	Marshall Islands
Baltic Hare(1)	31,887	2009	Spot pool	Clipper Logger Pool(2)	September 2015	Marshall Islands

(1)	These vessels have not yet been delivered to the Company but will be subject to the engagement under the Agreement upon such delivery.

(2)	These chartering arrangements are to commence following delivery of the vessel to the Company.

Except as amended hereby, the Agreement remains in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Management Agreement as of the date first set forth above.

BALTIC TRADING LIMITED		GENCO SHIPPING & TRADING LIMITED

By:	/s/ John C. Wobensmith	By:	/s/ John C. Wobensmith
Name:	John C. Wobensmith	Name:	John C. Wobensmith
Title:	President and Chief Financial Officer	Title:	Chief Financial Officer